UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT
     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934




                                January 23, 2004
               (Date of Report (Date of earliest event reported))


                             UNION COMMUNITY BANCORP
             (Exact name of registrant as specified in its charter)



                                     INDIANA
                 (State of other jurisdiction of incorporation)


                         000-23543                        35-2025237
                 (Commission File Number)     (IRS Employer Identification No.)

                   221 East Main Street
                  Crawfordsville, Indiana                       47933
         (Address of principal executive officers)            (Zip Code)


                                 (765) 362-2400
              (Registrant's telephone number, including area code)



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Item 7. Financial Statements and Exhibits.

          (c) Exhibit 99.1 - Press Release of Registrant issued on January 23, 2004.

Item 12. Results of Operations and Financial Condition.

     Union Community Bancorp, an Indiana corporation ("Registrant"), issued a press release which was publicly disseminated on January 23, 2004 announcing its results of operations for the quarter ended December 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, but is instead furnished as required by that instruction.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                /s/ J. Lee Walden
                                                --------------------------------
                                                J. Lee Walden
                                                Chief Financial Officer

Dated: January 27, 2004